Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
 Subsequent Events
In February 2013, at the direction of the Court, Seahawk made certain distributions to its equity holders. These distributions, taken together with other aspects of the acquisition, will change the Company's tax treatment and will cause the Seahawk Transaction to be characterized as a reorganization pursuant to IRC §368(a)(1)(G) (See Note 15).
In February 2013, the Company entered into a definitive agreement to acquire the offshore drilling rig Ben Avon from a subsidiary of KCA Deutag. The purchase price was $55.0 million in cash and the Company expects the acquisition to close in late March 2013. In addition, the Company signed a three-year rig commitment with Cabinda Gulf Oil Company Limited for use of the Ben Avon. The Company expects the rig to commence work in the second quarter of 2013.
In February 2013, the Company entered into a definitive agreement to acquire the liftboat Bull Ray, a 280 class vessel, from a subsidiary of KS Energy Ltd. The purchase price was $42.0 million in cash and the Company expects the acquisition to close in early March 2013. The liftboat is currently located in Limbe, Cameroon. In addition, the Company signed a Letter of Intent for a short term commitment to use the Bull Ray and expects the vessel to commence work shortly after the acquisition closes.